Exhibit 10.3
SUBORDINATION AGREEMENT
This Subordination Agreement (this “Agreement”) is made as of December 12, 2024 among CRG Servicing LLC, a Delaware limited liability company (“Senior Agent”), and VBC Growth SPV 3, LLC, a Delaware limited liability company (“Subordinated Creditor”).
RECITALS:
A.    P3 Health Group, LLC, a Delaware limited liability company (“Borrower”), intends to issue in favor of Subordinated Creditor the Subordinated Note (as defined below).
B.    Senior Creditors, Borrower and certain of its subsidiaries have entered into the Senior Loan Agreement (as defined below), and Senior Agent, Borrower and certain of its subsidiaries have entered into the Senior Security Agreement (as defined below) under which Borrower and such subsidiaries have granted a security interest in the Collateral (as defined below) in favor of the Senior Creditors as security for the payment of Borrower’s obligations under the Senior Loan Agreement.
C.    To induce the Lenders under and as defined in the Senior Loan Agreement referred to below to make and maintain the credit extensions to Borrower and to consent to the issuance of the Subordinated Note, in each case, under the Senior Loan Agreement, Subordinated Creditor is willing to subordinate the Subordinated Debt (as defined below) to the Senior Debt (as defined below) on the terms and conditions herein set forth.
NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:
1.    Definitions. As used herein, the following terms have the following meanings:
“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.
“Collateral” has the meaning set forth in the Senior Security Agreement.
“Enforcement Action” means, with respect to any indebtedness, obligation (contingent or otherwise) or Collateral at any time held by any lender or noteholder, (i) commencing, by judicial or non-judicial means, the enforcement of, or otherwise attempting to enforce, such indebtedness, obligation or Collateral of any of the default remedies under any of the applicable agreements or documents of such lender or noteholder, the UCC or other applicable law (other than the mere issuance of a notice of default or notice of the right by such lender or noteholder to seek specific performance with respect to any covenants in favor of such lender or noteholder), (ii) repossessing, selling, leasing or otherwise disposing of all or any part of such Collateral, including without limitation causing any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any Collateral, or exercising account debtor or obligor notification or collection rights with respect to all or any portion thereof, or attempting or agreeing to do so, (iii) appropriating, setting off or applying to such lender or noteholder’s claim any part or all of such Collateral or other property in the possession of, or coming into the possession of, such lender or noteholder or its agent, trustee or bailee, (iv) asserting any claim or interest in any insurance with respect to such indebtedness, obligation or Collateral, (v) instituting or commencing, or joining with any Person in commencing, any action or proceeding with respect to any of the foregoing rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency Event involving any Obligor), (vi) exercising any rights under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Subordinated Creditor is a party, or (vii) otherwise enforcing, or attempting to enforce, any other rights or remedies under or with respect to any such indebtedness, obligation or Collateral.
“Insolvency Event” means that any Obligor or any of its subsidiaries shall have (i) applied for, consented to or acquiesced in the appointment of a trustee, receiver or other custodian for it or any of its property, or (ii) made a general assignment for the benefit of creditors or similar arrangement in respect of such Obligor’s or subsidiary’s creditors generally or any substantial portion thereof, or (iii) permitted, consented to, or suffered to exist the appointment of a trustee, receiver or other custodian for it or for a substantial part of its property, or (iv) commenced any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, or (v) (A) permitted, consented to, or suffered to exist the commencement of any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, and (B) any such case, action or proceeding shall have resulted in the entry of an order for relief or shall have remained for sixty (60) days undismissed.
“Obligor” has the meaning set forth in the Senior Loan Agreement.
“Person” has the meaning set forth in the Senior Loan Agreement.
“Senior Creditors” means Senior Agent and the “Lenders” under and as defined in the Senior Loan Agreement.
“Senior Debt” means the Obligations (as defined in the Senior Loan Agreement).
“Senior Discharge Date” means the first date on which all of the Senior Debt (other than contingent indemnification obligations and any Warrant Obligations (as defined in the Senior Loan Agreement)) has been paid indefeasibly in full in cash and all commitments of Senior Lenders under the Senior Loan Documents have been terminated.
“Senior Loan Agreement” means that certain Term Loan Agreement, dated as of November 19, 2020, by and among Borrower, the subsidiary guarantors from time to time party thereto, and the Senior Creditors, as amended, restated, supplemented or otherwise modified from time to time.

“Senior Loan Documents” means, collectively, the Loan Documents (as defined in the Senior Loan Agreement), in each case as amended, restated, supplemented or otherwise modified from time to time.
“Senior Security Agreement” means that certain Security Agreement, dated as of November 19, 2020, among Borrower, the other Obligors party thereto, and Senior Agent, as amended, restated, supplemented or otherwise modified from time to time.
“Subordinated Debt” means and includes all obligations, liabilities and indebtedness of any Obligor owed to Subordinated Creditor, whether direct or indirect, under the Subordinated Debt Documents.
“Subordinated Debt Documents” means, collectively, the Subordinated Note and each other loan document or agreement entered into by Borrower in connection with the Subordinated Note, as amended, restated, supplemented or otherwise modified from time to time.
“Subordinated Note” means that certain unsecured promissory note in an aggregate original principal amount of up to $25,000,000, dated December 12, 2024, issued by Borrower to Subordinated Creditor, as amended, restated, supplemented or otherwise modified from time to time.
“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.
2.    Liens. (a)    Subordinated Creditor represents and warrants that the Subordinated Debt is unsecured. Subordinated Creditor agrees that it will not request or accept any security interest in any Collateral to secure the Subordinated Debt; provided that, should Subordinated Creditor obtain a lien or security interest on any asset or Collateral to secure all or any portion of the Subordinated Debt for any reason (which action shall be in violation of this Agreement), notwithstanding the respective dates of attachment and perfection of the security interests in the Collateral in favor of the Senior Creditors or Subordinated Creditor, or any contrary provision of the UCC, or any applicable law or decision to the contrary, or the provisions of the Senior Loan Documents or the Subordinated Debt Documents, and irrespective of whether Subordinated Creditor or the Senior Creditors hold possession of any or all part of the Collateral, all now existing or hereafter arising security interests in the Collateral in favor of Subordinated Creditor in respect of the Subordinated Debt Documents shall at all times be subordinate to the security interest in such Collateral in favor of the Senior Creditors in respect of the Senior Loan Documents.
(b)    Subordinated Creditor acknowledges that the Senior Creditors have been granted liens upon the Collateral, and Subordinated Creditor hereby consents thereto and to the incurrence and maintenance of the Senior Debt.
(c)    Until the Senior Discharge Date, in the event of any private or public sale or other disposition of all or any portion of the Collateral, Subordinated Creditor agrees that such

Collateral shall be sold or otherwise disposed of free and clear of any liens in favor of Subordinated Creditor. Subordinated Creditor agrees that any such sale or disposition of Collateral shall not require any consent from Subordinated Creditor, and Subordinated Creditor hereby waives any right it may have to object to such sale or disposition.
(d)    Subordinated Creditor agrees that it will not request or accept any guaranty of the Subordinated Debt.
3.    Payment Subordination. (a) Notwithstanding the terms of the Subordinated Debt Documents, until the Senior Discharge Date, (i) all payments and distributions of any kind or character, whether in cash, property or securities, in respect of the Subordinated Debt are subordinated in right and time of payment to all payments in respect of the Senior Debt, and (ii) Subordinated Creditor will not demand, sue for or receive from Borrower (and Borrower will not pay) any part of the Subordinated Debt, whether by payment, prepayment, distribution, setoff, or otherwise, or accelerate the Subordinated Debt (provided, that, this clause (a) shall not prohibit the payment of interest on the Subordinated Debt that is capitalized by adding such amount to the principal balance of the Subordinated Debt in lieu of being paid in cash).
(b)    Subordinated Creditor must deliver to the Senior Agent in the form received (except for endorsement or assignment by Subordinated Creditor) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.
4.    Subordination of Remedies. Until the Senior Discharge Date, and whether or not any Insolvency Event has occurred, Subordinated Creditor will not accelerate the maturity of all or any portion of the Subordinated Debt, enforce, attempt to enforce, or exercise any right or remedy with respect to any Collateral or the Subordinated Debt, or take any other Enforcement Action with respect to the Subordinated Debt.
5.    Payments Over. All payments and distributions of any kind, whether in cash, property or securities, in respect of the Subordinated Debt to which Subordinated Creditor would be entitled if the Subordinated Debt were not subordinated pursuant to this Agreement, shall be paid to the Senior Creditors in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Notwithstanding the foregoing, if any payment or distribution of any kind, whether in cash, property or securities, shall be received by Subordinated Creditor on account of the Subordinated Debt before Senior Discharge Date (whether or not expressly characterized as such), then such payment or distribution shall be segregated by Subordinated Creditor and held in trust for, and shall be promptly paid over to, the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Until the Senior Discharge Date, Subordinated Creditor irrevocably appoints the Senior Agent as Subordinated Creditor’s attorney-in-fact, and grants to the Senior Creditors a power of attorney with full power of substitution (which power of attorney is coupled with an interest), in the name of Subordinated Creditor or in the name of the Senior Agent, for the use and benefit of the Senior Creditors, upon notice to Subordinated Creditor, for the sole purpose of making any such endorsements under this Section 5, if any. This Section 5 shall be enforceable even if the Senior Creditors’ liens on the Collateral are alleged, determined, or held to constitute preferential transfers, or otherwise avoided or voidable, set aside, recharacterized or equitably subordinated.
6.    Insolvency Proceedings. (a) This Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. All references to Borrower or any other Obligor shall include Borrower or such Obligor as debtor and debtor-in-possession and any receiver or trustee for Borrower or any other Obligor (as the case may be) in connection with any case under the Bankruptcy Code or in connection with any other Insolvency Event.
(b)    Without limiting the generality of the other provisions of this Agreement, until the Senior Discharge Date, without the express written consent of the Senior Agent, Subordinated Creditor shall not institute or commence (nor shall it join with or support any third party instituting, commencing, opposing, objecting or contesting, as the case may be, or otherwise suffer to exist), any Insolvency Event involving Borrower or any other Obligor.
(c)    The Senior Creditors shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid its debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or consent of Subordinated Creditor.
(d)    Subordinated Creditor will not, and hereby waives any right to bring, join in, or otherwise support or take any action to (i) contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Debt, any of the Senior Loan Documents or any security interests and/or liens of the Senior Creditors on or in any property or assets of Borrower or any other Obligor, including without limitation, the Collateral; (ii) interfere with or in any manner oppose or support any other Person in opposing any foreclosure on or other disposition of any Collateral by the Senior Creditors in accordance with applicable law, or otherwise to contest, protest, object to or interfere with the manner in which the Senior Creditors may seek to enforce the Liens on any Collateral; (iii) provide a debtor-in-possession facility (including on a priming basis) to Borrower or any other Obligor, under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, without the consent, in their sole discretion, of the Senior Creditors; or (iv) exercise any rights against the Senior Creditors or the Collateral under Section 506(c) of the Bankruptcy Code.
(e)    Subordinated Creditor will not, and hereby waives any right to, oppose, contest, object to, join in, or otherwise support any opposition to or objection with respect to, (i) any request or motion of the Senior Creditors seeking, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, the modification, lifting or vacating of the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in connection with any Insolvency Event or seeking adequate protection of the Senior Creditors’ interests in the Collateral or with respect to the Senior Debt (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law), and, until Senior Discharge Date, Subordinated Creditor agrees that it shall not seek relief from such automatic stay without the prior written consent of the Senior Agent; (ii) any debtor-in-possession financing (including on a priming basis) or use of cash collateral (as defined in Section 363(a) of the Bankruptcy Code or other applicable law) arrangement by Borrower, whether from the Senior Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, if the Senior Creditors, in their sole discretion, consent to such debtor-in-possession financing or cash collateral arrangement, and Subordinated Creditor shall not request adequate protection (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law) or any other relief in connection therewith; (iii) any sale or other disposition of any of the Collateral or any of the assets of Borrower or any other Obligor (include any such sale free and clear of liens or other claims) under Section 363 of the Bankruptcy Code or other applicable law if the Senior Creditors, in their sole discretion, consent to such sale or disposition; (vii) the Senior Creditors’ exercise or enforcement of its right to make an election under Section 1111(b) of the Bankruptcy Code, and Subordinated Creditor hereby waives any claim it may hereafter have against the Senior Creditors arising out of such election; (viii) the Senior Creditors’ exercise or enforcement of its right to credit bid any or all of its debt claims against Borrower or any other Obligor, including, without limitation, the Senior Debt; or (ix) any plan of reorganization or liquidation if the Senior Creditors, in their sole discretion, consent to, vote in favor of, or otherwise do not oppose such plan of reorganization or liquidation, and, in furtherance thereof, Subordinated Creditor hereby grants to the Senior Creditors the right to vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of Borrower or any other Obligor.
7.    Distributions of Proceeds of Collateral. Until the Senior Discharge Date, all realizations upon any Collateral pursuant to or in connection with an Enforcement Action, an Insolvency Event or otherwise shall be paid or delivered to the Senior Agent in respect of the Senior Debt before any payment may be made to Subordinated Creditor.
8.    Release of Liens. In the event of any private or public sale or other disposition, by or with the consent of the Senior Agent, of all or any portion of the Collateral, Subordinated Creditor agrees that such sale or disposition shall be free and clear of any liens Subordinated Creditor may have on such Collateral. Subordinated Creditor agrees that, in connection with any such sale or other disposition, (i) the Senior Creditors are authorized to file any and all UCC and other applicable lien releases and/or terminations in respect of any liens held by Subordinated Creditor in connection with such a sale or other disposition, and (ii) it shall execute any and all lien releases or other documents reasonably requested by the Senior Agent in connection therewith. In furtherance of the foregoing, until the Senior Discharge Date, Subordinated Creditor hereby appoints the Senior Agent as its attorney-in-fact, with full authority in the place and stead of Subordinated Creditor and full power of substitution and in the name of Subordinated Creditor or otherwise, solely for the purpose of executing and delivering any document or instrument which Subordinated Creditor is required to deliver pursuant to this Section 8, such appointment being coupled with an interest and irrevocable. Subordinated

Creditor agrees that the Senior Creditors may release or refrain from enforcing their security interest in any Collateral, or permit the use or consumption of such Collateral by Borrower free of any Subordinated Creditor security interest, without incurring any liability to Subordinated Creditor.
9.    Attorney-In-Fact. Until the Senior Discharge Date, Subordinated Creditor irrevocably appoints the Senior Agent as its attorney-in-fact, with power of attorney with power of substitution, in Subordinated Creditor’s name or in any Senior Creditor’s name, for the Senior Creditors’ use and benefit, with notice to Subordinated Creditor, solely for the purpose of doing the following during an Insolvency Event:
(a)    file any claims in respect of the Subordinated Debt on behalf of Subordinated Creditor if Subordinated Creditor does not do so at least 30 days before the time to file claims expires; and
(b)    vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of Borrower or any other Obligor.
Such power of attorney is irrevocable and coupled with an interest.
10.    Legend; Amendment of Debt. (a) Subordinated Creditor will immediately put a legend on or otherwise indicate on the Subordinated Note that the Subordinated Note is subject to this Agreement.
(b)    Until the Senior Discharge Date, Subordinated Creditor shall not, without prior written consent of the Senior Agent, agree to any amendment, modification or waiver of any provision of the Subordinated Debt Documents, if the effect of such amendment, modification or waiver is to: (i) terminate or impair the subordination of the Subordinated Debt in favor of the Senior Creditors; (ii) increase the interest rate on the Subordinated Debt or change (to earlier dates) the dates upon which principal, interest and other sums are due under the Subordinated Note; (iii) alter the redemption, prepayment or subordination provisions of the Subordinated Debt; (iv) impose on Borrower or any other Obligor any new or additional prepayment charges, premiums, reimbursement obligations, reimbursable costs or expenses, fees or other payment obligations; (v) alter the representations, warranties, covenants, events of default, remedies and other provisions in a manner which would make such provisions materially more onerous, restrictive or burdensome to Borrower or any other Obligor; (vi) grant a lien or security interest in favor of any holder of the Subordinated Debt on any asset or Collateral to secure all or any portion of the Subordinated Debt; or (vii) otherwise increase the obligations, liabilities and indebtedness in respect of the Subordinated Debt or confer additional rights upon Subordinated Creditor, which individually or in the aggregate would be materially adverse to Borrower, any other Obligor or the Senior Creditors. Any such amendment, modification or waiver made in violation of this Section 10(b) shall be void.

(c)    At any time without notice to Subordinated Creditor, the Senior Creditors may take such action with respect to the Senior Debt as the Senior Creditors, in their sole discretion, may deem appropriate, including, without limitation, terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any Collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person; provided, that, notwithstanding the foregoing, the Senior Creditors shall not agree to any amendment, modification or waiver of any provision of the Senior Debt without Subordinated Creditor’s prior written consent if the effect of such amendment, modification or waiver is to: (i) increase the principal of the Senior Debt (other than as a result of capitalized interest) or increase the Obligations, in each case, above $180,000,000, (ii) extend the time of payment of the Senior Debt, or (iii) renew, replace, extend or supplement the Senior Debt or Obligations other than as permitted by clauses (i) and (ii) above. No action or inaction will impair or otherwise affect any Senior Creditor’s rights under this Agreement.
11.    Certain Waivers. (a) Subordinated Creditor hereby (i) waives any and all notice of the incurrence of the Senior Debt or any part thereof; (ii) waives any and all rights it may have to require the Senior Creditors to marshal assets, to exercise rights or remedies in a particular manner, to forbear from exercising such rights and remedies in any particular manner or order, or to claim the benefit of any appraisal, valuation or other similar right that may otherwise be available under applicable law, regardless of whether any action or failure to act by or on behalf of the Senior Creditors is adverse to the interest of Subordinated Creditor; (iii) agrees that the Senior Creditors shall have no liability to Subordinated Creditor, and Subordinated Creditor hereby waives any claim against the Senior Creditors arising out of any and all actions not in breach of this Agreement which the Senior Creditors may take or permit or omit to take with respect to the Senior Loan Documents (including any failure to perfect or obtain perfected security interests in the Collateral), the collection of the Senior Debt or the foreclosure upon, or sale, liquidation or other disposition of, any Collateral; and (iv) agrees that the Senior Creditors have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the Collateral, the Senior Debt or otherwise. Without limiting the foregoing, Subordinated Creditor agrees that the Senior Creditors shall have no duty or obligation to maximize the return to any class of creditors holding indebtedness of any type (whether Senior Debt or Subordinated Debt), notwithstanding that the order and timing of any realization, sale, disposition or liquidation of the Collateral may affect the amount of proceeds actually received by such class of creditors from such realization, sale, disposition or liquidation.
(b)    Subordinated Creditor confirms that this Agreement shall govern as between the Senior Creditors and the Subordinated Creditor irrespective of: (i) any lack of validity or enforceability of any Senior Loan Document or any Subordinated Debt Document; (ii) the occurrence of any Insolvency Event in respect of any Obligor; (iii) whether the Senior Debt, or the liens or security interests securing the Senior Debt, shall be held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, discharged or are set aside by a court of competent jurisdiction, including pursuant or in connection with any Insolvency Event; (iv) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Debt or the Subordinated Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Loan Document or any Subordinated Debt Document or any guarantee thereof; or (v) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Debt or the Subordinated Debt.
12.    Representations and Warranties. Subordinated Creditor represents and warrants to the Senior Creditors that:
(a)    all action on the part of Subordinated Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Subordinated Creditor hereunder has been taken;
(b)    this Agreement constitutes the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms;
(c)    the execution, delivery and performance of and compliance with this Agreement by Subordinated Creditor will not (i) result in any material violation or default of any term of any of Subordinated Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation; and
(d)    Subordinated Creditor has not previously assigned any interest in the Subordinated Debt, and no Person other than the Subordinated Creditor owns an interest in the Subordinated Debt.
13.    Term; Reinstatement. This Agreement shall remain in full force and effect until the Senior Discharge Date, notwithstanding the occurrence of an Insolvency Event. If, after the Senior Discharge Date, the Senior Creditors must disgorge any payments made on the Senior Debt for any reason (including, without limitation, in connection with the bankruptcy of Borrower or in connection with any other Insolvency Event), this Agreement and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though such payments had not been made, and Subordinated Creditor will immediately pay the Senior Agent all payments received in respect of the Subordinated Debt to the extent such payments or retention thereof would have been prohibited under this Agreement.
14.    Successors and Assigns. This Agreement binds Subordinated Creditor, its successors or assigns, and benefits the Senior Creditors’ successors or assigns. This Agreement is for Subordinated Creditor’s and the Senior Creditors’ benefit and not for the benefit of Borrower or any other party. Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any related document or any interest in any Collateral therefor unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Agent an agreement of such transferee to be bound hereby, or an agreement substantially identical to this Agreement providing for the continued subjection of the Subordinated Debt, the interests of the transferee in the Collateral and the remedies of the transferee with respect thereto as provided herein with respect to Subordinated

Creditor and for the continued effectiveness of all of the other rights of the Senior Creditors arising under this Agreement, in each case in form satisfactory to the Senior Creditors. Any such sale, assignment, pledge, disposition or transfer not made in compliance with the terms of this Section 14 shall be void but shall not affect the subordination provisions of this Agreement.
15.    Further Assurances. Subordinated Creditor hereby agrees to execute such documents and/or take such further action as the Senior Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Senior Agent.
16.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts may be delivered by facsimile or email.
17.    Governing Law; Waiver of Jury Trial. (a) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.
(b)    EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.
18.    Entire Agreement; Waivers and Amendments. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. The Senior Creditors and Subordinated Creditor are not relying on any representations by the other creditor party or Borrower in entering into this Agreement, and each of the Senior Creditors and Subordinated Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Agent and Subordinated Creditor. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.
19.    No Waiver. No failure or delay on the part of any Senior Creditor or Subordinated Creditor in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of any other power, right or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to any Senior Creditor.

20.    Legal Fees. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable, invoiced and out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred in such action.
21.    Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
22.    Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, or by overnight courier or messenger service or by facsimile or electronic mail, message confirmed, and shall be deemed to be effective for purposes of this Agreement on the day that delivery is made or refused. Unless otherwise specified in a notice mailed or delivered in accordance with the foregoing sentence, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses and facsimile numbers or email addresses indicated on the signature pages hereto.
23.    No Third-Party Beneficiaries; Other Benefits. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and permitted assigns, and the parties do not intend to confer third party beneficiary rights upon any other person. Subordinated Creditor understands that there may be various agreements between the Senior Creditors and Borrower or the other Obligors evidencing and governing the Senior Debt, and Subordinated Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Subordinated Creditor and that the Senior Creditors shall have no obligation to Subordinated Creditor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to it under such agreements.
[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.
SUBORDINATED CREDITOR:

VBC GROWTH SPV 3, LLC
By: Chicago Pacific Founders GP, L.P., its Manager
By: Chicago Pacific Founders UGP, LLC, its General Partner

By /s/ Lawrence B. Leisure
Name: Lawrence B. Leisure
Title: Manager

Address for Notices:
Chicago Pacific Founders Fund, L.P.
980 N. Michigan Ave., Suite 1998
Chicago, IL 60611
Attn: Greg Kazarian
Tel: 312-213-2141
Email: gkazarian@cpfounders.com

and to:

Sheppard, Mullin, Richer & Hampton LLP
321 North Clark Street, 32nd Floor
Chicago, IL 60654
Attn: Michael R. Wilson
Tel: 312-499-6323
Email: mrwilson@sheppardmullin.com

SENIOR AGENT (on behalf of the SENIOR CREDITORS):

CRG SERVICING LLC

By /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory
Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

P3 HEALTH GROUP, LLC
By /s/ Aric Coffman, M.D.
Name: Aric Coffman.M.D.
Title: Chief Executive Officer
Address for Notices:
2370 Corporate Circle
Suite 300
Henderson, NV 89074
Attn: Aric Coffman, M.D., CEO
Tel.: 702-910-3950
Email: aric.coffman@p3hp.org

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attn: Scott Ollivierre
Tel.: +1.212.906.1397
Email: Scott.Ollivierre@lw.com